Exhibit 99.1

INmuneBio
INNATE IMMUNITY

# HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM

**Two Therapeutic Platforms: XPro™ and INKmune™ Help Repair Innate Immune Dysfunction**

INMB
Nasdaq

INVESTOR PRESENTATION March 2023

F O R W A R D L OO K I N G S T A T E M E N T S This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events . When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements . Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook . Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions . Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . They are neither statements of historical fact nor guarantees of assurance of future performance . We caution you therefore against relying on any of these forward - looking statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations ; our ability to protect our intellectual property rights ; the impact of any infringement actions or other litigation brought against us ; competition from other providers and products ; our ability to develop and commercialize products and services ; changes in government regulation ; our ability to complete capital raising transactions ; and other factors relating to our industry, our operations and results of operations . There is no guarantee that any specific outcome will be achieved . Investment results are speculative and there is a risk of loss, potentially all loss of investments . Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . INB 03 Œ , XPro 1595 , and INKmune Œ are still in clinical trials or preparing to start clinical trials and have not been approved by the US Food and Drug Administration (FDA) or any regulatory body and there cannot be any assurance that they will be approved by the FDA or any regulatory body or that any specific results will be achieved . 2 2

Corporate Focus

✓ Disequilibrium of the innate immune system is a key driver of both cancer, neurodegenerative diseases and many other conditions

✓ **INmune Bio** is developing two novel platform therapies that recalibrate the innate immune system

XPro™ DN-TNF selectively inhibits soluble TNF which suppresses destructive inflammation and improves neurologic function in Alzheimer's disease

- **XPro™ DN-TNF for treatment resistant depression and other CNS diseases**
- **pSar DN-TNF for DMD, cancer and other indications**

INKmune™ is a cell therapy that stimulates the anti-tumor activity of natural killer cells, which play a critical role in controlling the progression of many cancers

- **INKmune for liquid and solid tumors**

INmuneBio
INNATE IMMUNITY

INMB

Nasdaq

Chronic inflammatory diseases are the most significant cause of death in the world. The World Health Organization ranks chronic diseases as the greatest threat to human health. Worldwide, 3 of 5 people die due to chronic inflammatory diseases like stroke, chronic respiratory diseases, heart disorders, cancer, obesity, and diabetes.

https://www.ncbi.nlm.nih.gov/books/NBK493173/

3

DEVELOPMENT
PIPELINE

DN-TNF PLATFORM	DISEASE FIELD	PRE-CLINICAL	PHASE I	PHASE II (POC)	PIVOTAL	EST. NEXT MILESTONE
XPro™	Early Alzheimer's					P2 Data 2024
XPro™ (NIH)	Treatment Resistant Depression					P2 Start 2023
pSar DN-TNF	DMD Cancer Other					Future Development and/or Partnership
NK PRIMING PLATFORM						
INKmune™	Myelodysplastic Syndrome ONCOLOGY					P1 Data 2023
INKmune™	Metastatic Castration-Resistant Prostate Cancer					P1/2 Start 2H 2023


INmuneBio
INNATE IMMUNITY

4

MANAGEM E NT T EAM 5 Broad biotechnology background including legal, intellectual property, drug manufacturing, clinical trial management, FDA approval, drug marketing, finance, business development and operations.

f o r A D Treating Alzheimer’s as an Immunologic Disease … not a Neur o lo g ic Disease 6

’ Long duration of illness before death, as long as 20 years 121,499 deaths from Alzheimer’s disease in 2019 High burden and stress on family caregivers, especially spouses Total cost of care for Americans age 65 or older with AD: $321 billion

8 Q u e s t i o n s t o An s w e r a b o u t I N m u n e B i o ’ s a pp r o a c h t o A l z h e i m e r ’ s D i s e a s e ▪ Why neuroinflammation? ▪ What causes neuroinflammation? ▪ Why XPRO Œ ? ▪ XPRO results in patients with ADi ▪ Next steps in patients with Alzheimer’s Disease f o r A D

A wealth of evidence supports NEUROINFLAMMATION as a critical driver of the pathogenesis and progression of Alzheimer’s disease

INmuneBio
XPro™
for AD

Large genetic profile study of AD patients demonstrated strong association with immune dysfunction

Genome-wide association study of 71,880 AD cases and 383,378 controls

Genes associated with AD were strongly expressed in immune-related tissues and cell types, including microglia


MICROGLIA
Astroglia
−log10(P)
0
1
2
Microglia
Astrocytes ependymal
Oligodendrocytes
Vascular leptomeningeal cells
Hypothalamic GABAergic neurons
Neural progenitors
Hypothalamic dopaminergic Neurons
Radial glia like cells
Pyramidal CA1
Dopaminergic neuroblast
Oligodendrocyte precursor
Medium spiny neuron
Embryonic dopaminergic neuron
Hypothalamic glutamatergic neurons
Endothelial mural
Dopaminergic adult
Neuroblasts
Pyramidal SS
Embryonic midbrain nucleus neurons
Oxytocin vasopressin expressing neurons
Serotonergic neuron
Embryonic GABAergic neuron
Interneurons
Striatal interneuron

Jansen IE, et al. *Nature Genetics.* 2019;51:404–413

INmuneBio
XPro™
for AD

Strong Evidence Supports Neuroinflammation in Alzheimer's

Epidemiological Studies Linking TNF Blocking Agents to Reduced Risk of AD

Study	Sample Size	Outcome	TNF Blocker	Risk Reduction	P
Chou 2016	8.5 million	Alzheimer's Disease	etanercept	-70%	0.02
WaPo	254,000	Alzheimer's Disease	etanercept	-64%	<0.0001
Zhou	56 million	Alzheimer's Disease	etanercept	-66%	<0.0001
Zhou	56 million	Dementia	etanercept	-70%	<0.0001
Chou 2016	8.5 million	Alzheimer's Disease	adalimumab	-35%	0.71
Zhou	56 million	Alzheimer's Disease	adalimumab	-72%	<0.0001
Zhou	56 million	Dementia	adalimumab	-65%	<0.0001
Chou 2016	8.5 million	Alzheimer's Disease	infliximab	-27%	0.68
Zhou	56 million	Alzheimer's Disease	infliximab	-36%	<0.0001
Zhou	56 million	Dementia	infliximab	-53%	<0.0001

35%-72%
relative risk of AD

RISK OF ALZHEIMER'S
DISEASE IN PATEINTS WITH Rheumatoid Arthritis


+800%
Rheumatoid
Arthritis
Risk of general population
-60%
Rheumatoid Arthritis
+
anti-TNF

Adapted from Chou et al. 2016
8.5M claims

Torres-Acosta N, et al. J Alzheimer's Dis. 2020;78:619–626

11

INmuneBio
XPro™
for AD

Anti-TNF Antibodies Have Serious Limitations

XPRO™ *improves* the brain
approved TNF Inhibitors *"abuse"* the brain


Etanercept
XPRO
Myelin
Axons
*
*

Non-selective TNF inhibitors (Etanercept) that block both transmembrane TNF and soluble TNF cause demyelination (yellow arrow) and axonal degeneration (white arrows). Selective blocking of soluble TNF with XPRO™ promotes remyelination and axonal regeneration

Cuprizone model Karamita 2017

PMID: 28422748

12

INmuneBio
XPro™
for AD

INmune Bio's AD Program simplified…

- Neuroinflammation is a cause of AD
- Soluble TNF causes neuroinflammation
- XPro neutralizes soluble TNF to reduce neuroinflammation


Amyloid plaques
Neurofibrillary tangles
Behavioral,
Environmental
and Genetic factors
MICROGLIA
sTNF
Nerve Cell
Death
Synaptic
Dysfunction
Cognitive
Decline

13

INmuneBio
XPro™
for AD

Summary of Successful Phase 1b trial: AD patients with biomarkers of inflammation (ADi)

DESIGN

- Open-label Multiple dosing cohorts (0.3, 0.6, 1.0 mg/kg)
- Weekly XPro1595™ SubQ injections for 3 months
- Biomarkers assessed at 0 and 12 weeks

Inclusion

- AD Diagnosis
- At least one biomarkers of inflammation
  - (CRP, ESR, HgbA1c, APOE4)

STUDY GOALS

- Demonstrate peripheral administration of XPro1595 reduces biomarkers of neuroinflammation and neurodegeneration, dose identification, did our ADi biomarkers identify patients with neuroinflammation

14

INmuneBio
XPro™
for AD

Phase 1b Data: TARGET ENGAGEMENT

# XPRO™ DECREASES NEUROINFLAMMATION IN AD

## Inflammatory Cytokines in CSF after 3 months


MRI
CSF
WMFW
Mean
CCL8
OLR1
IL2
CXCL9
TGFA
IL6
TNFSF12
CCL11
HGF
FLT3LG
IL17F
IL7
IL18
CCL13
TNFSF10
CXCL10
IFNG
IL10
IL15
CCL3
CXCL8
MMP12
CSF2
VEGFA
IL17C
CCL2
IL17A
OSM
CSF1
CCL4
CXCL11
LTA
CCL7
MMP1
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
-45%
-50%

15

XPRO DECREASES NEUROINFLAMMATION IN AD D e cr e ase in N eu r oinflam m ation in whit e matter tra c ts over 12 months RE S U L T OF P H A S E I TRIAL XPro decreases neuroinflammation over 12 months in patients with AD - 60 - 30 - 40 - 50 - 20 - 10 30 20 10 0 Fr e e - w a te r i n A D bun d l es ( % c h a n ge ) XPro1595 1 mg/kg ADNI database N = 36 N = 6 N = 5 N = 5 N = 3 0 3 6 9 12 15 18 21 24 Visit (months) White Matter Free Water is a non - invasive measure of neuroinflammation measured by MRI f o r A D 16

W H I T E M A TT E R M E T R I C S f o r A D Hea l th Whi t e matter 17 AD wh i te matter

INmuneBio
XPro™
for AD

Phase 1b Data: CSF PROTEOMICS

DOWNSTREAM BENEFITS OF XPRO™ TREATMENT: DECREASES NEURODEGENERATION AND IMPROVES SYNAPTIC FUNCTION


Synaptic Proteins
Contactin-2 – 222% increase
Neurogranin – 56% decrease
Neuronal Injury
Visinin-like protein 1 (VILIP-1) – 91% decrease
Neurofilament light (NFL) – 84% decrease

18

INmuneBio
XPro
for AD

RESULT OF PHASE I TRIAL – p-tau217 as a biomarker of AD

A “traditional” biomarker of AD – pTau217/181

CSF following 12 weeks of treatment with XPro1595 (1 mg/kg)



CSF phospho-tau217
logRatio
p<0.0001
Baseline
Week 12
CSF phospho-tau181
logRatio
p<0.01
Baseline
Week 12

Phospho-tau is a biomarker of neurodegeneration
Phospho-tau217 correlates best with cognitive dysfunction

19

INmuneBio
XPro™
for AD

Phase 1b Data

# THE "DOWNSTREAM" BENEFITS OF XPRO™ IN PATIENTS WITH ADI

- XPRO improves axonal integrity in white matter tracts (increased AFD)
- XPRO promotes remyelination/myelin repair (RD)


12 month AFD improvement 1mg/kg
Fiber Density in AD bundles (% change)
20
15
10
5
0
-5
-10
XPro1595 1 mg/kg
ADNI database N = 36
N = 6
N = 5
N = 5
N = 3
0
3
6
9
12
15
18
21
24
Visit (months)


12 month RD improvement 1mg/kg
Radial Diffusivity in AD bundles (% change)
5
0
-5
-10
-15
-20
XPro1595 1 mg/kg
ADNI database N = 36
N = 6
N = 5
N = 5
N = 3
0
3
6
9
12
15
18
21
24
27
30
33
36
Visit (months)

imeka

20

XPR O Œ INCREASED WHITE MATTER VOLUME 0 1 2 5 00 0 5 50 0 6 00 0 6 50 0 3 6 9 Visit (months) Left Inferior Temporal volume (mm 3 ) 0.0839 0.0381 0.1226 INMB AD Non - confidential 1.5.22 f o r A D 21 Phase 1b Data

INmuneBio
XPro™
for AD

Phase 1b Data: CHANGES IN AFD IN AD WHITE MATTER TRACTS IN MAN

REMODELING OF WHITE MATTER TRACTS AFTER XPRO™


Baseline
3 months
6 months
9 months

- 65-year-old white male retired due to AD
- Returned to work after 6 months of XPro therapy
- Increasing green/blue shows improvement in axonal quality

22

Clinical Benefit in Pha s e I t rial Disclaimer: small N, disease status heterogeneity, short time period ▪ Assessments administered: ▪ Cognitive: MMSE, Verbal Fluency Test, Digit Symbol Coding ▪ Neuropsychiatric Inventory ▪ Bristol Activities of Daily Living Scale ▪ To compare across patients of different disease states, Dr . Judith Jaeger issued each patient a qualitative score of ( - 2 , - 1 , 0 , 1 , 2 ) based on her assessment of the overall change over 3 months . - 2 - 1 0 1 2 M ea n i n g f u l p r og r e ssi on Minor p r og r ession Stable Disease Minor Imp r o v em e n t Meaningful Imp r o v em e n t Patients with the greatest improvement in cognition had the largest reduction in neuroinflammation INMB AD Non - confidential 1.5.22 f o r A D 23

Correlation bet w een decreased neuroinflam m ation and i m proved cognition R 2 = 0.4 to 0.6 CSF cytokines by OLINK platform INMB AD Non - confidential 1.5.22 f o r A D 24

INmuneBio
XPro™
for AD

WHAT IS DIFFERENT ABOUT XPRO™ PHASE 2 PROGRAM IN EARLY AD?

A randomized, placebo-controlled, double-blind study of XPro1595 in patients with Early Alzheimer's Disease with biomarkers of inflammation

Small and Fast

Duration
6 months

Number of patients
~210

Location
International

Treatment
- (2:1) XPro1595 (1mg/kg), placebo
- Weekly SubQ injections

Enrichment

Inclusion
- Early AD
  - Clinical Diagnosis of MCI or Mild AD
  - CDR global rating of 0.5 or 1
- At least one inflammatory biomaker:
  - CRP > 1.5
  - ESR > 10 mm/h
  - HbA1C >6 DCCT %
  - At least one APOE4 allele

Sensitive Endpoint

Primary Endpoint

Early/mild Alzheimer's Cognitive Composite (EMACC)*:
- International Shopping List Test - Immediate recall
- Digit Span Forward and Backward
- Category fluency Test (DKEFS)
- Letter fluency Test (DKEFS)
- Trailmaking Test Part A & B
- Digit Symbol Coding Test

Secondary Endpoints
- CDR-SB
- E-Cog
- ADCS-ADL
- NPI
- Blood Biomarkers (inflammation & neurodegeneration)
- MRI (neuroinflammation and white matter)
- Safety

Exploratory Endpoints
- Goal Attainment Scale (GAS)

All patients can enroll in a 12-month open-label extension

25

INmuneBio
XPro™
for AD

Statistical Power: why XPRO clinical trials are designed to be short and small

- Patients with neuroinflammation have *faster cognitive decline* that patients without neuroinflammation
- *Enrichment strategy* selects patients with neuroinflammation
- Goal of XPRO therapy is to *prevent* cognitive decline not *slow* cognitive decline


CDR-SB Lecanemab Phase III trial
Adapted from NEJM 2022
Worsening
Stable cognition is the goal
Adjusted Mean Change from Baseline
0.0
0.4
0.8
1.2
1.6
2.0
Lecanemab
Placebo
P<0.001 at 18 mo
0
3
6
9
12
15
18
Visit (mo)

26

Targeting Neuroinflammation for the Treatment of TREATM E NT RESISTANT DEPR E SSION (TRD) 27

INmuneBio
XPro™
for TRD

TREATMENT RESISTANT DEPRESSION (TRD)

The Subset of People Who Have Failed At Least Two Anti Depressants

1 out of 3 MDD patients or 33% of the estimated 7M patients	Economic toll: **$64B/year**	Higher comorbidity	Chronic course of MDD	**TNF biology in TRD**	**POC studies with anti-TNF** blood CRP predicts response **Symptoms affected** anhedonia, psychomotor retardation, fatigue, cognition

Frustrations of psychiatric drug development

- Drug development in psychiatry is a "one size fits all" approach
  - 200+ ways to be diagnosed with depression
  - There are 200+ symptom combinations that will lead to a depression diagnosis
  - No Biomarkers
  - High placebo response
- Drug development failure rate in psychiatry
  in Phase II: **35%** in Phase III: **65%**
- Effectiveness of approved drugs
  - 50% do not achieve remission
  - 33% have no response (treatment resistant)

THE PROBLEM
MDD, TRD and Inflammation


1 of 5
21 million people at any given time will have depression at some point in their life (MDD)
1 of 3
7 million people don't respond to current treatments (TRD)
1 of 3
2.3 million people will have elevated levels of inflammation

28

INmuneBio
XPro™
for TRD

# TREATMENT RESISTANT DEPRESSION (TRD)

## Why sTNF is the right Target

**Plasma TNF levels are increased in TRD patients[1]**


*
*
15
10
5
0
Plasma TNF (pg/mL)
0
1
2
3
Number of Failed anti-depressant trials

**Anti-TNF treatment reduces depressive symptoms in patients with elevated biomarkers of inflammation[2]**


80
60
40
20
0
Responders (%)
Infliximab (TNF inhibitor)
Placebo
≤ 5mg/L
≥ 5mg/L
combined
Baseline CRP

[1]Haroon et al., *Psychoneuroendocrinology*, 2018
[2]Raison CL, et al. JAMA Psychiatry. 2013;70(1):31-41

29

INmuneBio
XPro™
for TRD

A biomarker of neuroinflammatory depression


CRP < 1 mg/L
CRP > 3 mg/L
VmPFC

Patients with higher levels of blood CRP (>3mg/L) had lower Functional Connectivity between the ventral striatum (VS) and a cluster in ventromedial prefrontal cortex (vmPFC) compared to those with CRP <1 mg/L; a region of the brain that subserves anhedonia and motivation.

Felger et al., Mol Psychiatry, 2016

30

PHASE 2 TRD TRIAL

Supported by Small Business Innovation Research (SBIR) grant from the National Institutes of Health

DESIGN

- Six-week double blind placebo-controlled study of XPro1595
- 45 patients in XPro1595 at 1 mg/kg
- 45 patients in placebo control group
- Biomarkers of inflammation at 0, 2, 6 weeks

INCLUSION

- Failed 2 courses of antidepressants
- C-reactive protein (CRP) levels >3 mg/L
- Anhedonia

ENDPOINTS

- Primary: Improve functional connectivity Secondary: Improve clinical measures of motivation and anhedonia


BIOMARKERS OF INFLAMMATION
MRI
WMFW as measure of neuroinflammation
BLOOD
Inflammation (*Roche NeuroTool kit*)
fMRI
Functional connectivity between motivation and reward centers in brain
BEHAVIORAL
Motivation Clinical scales

31

Off - th e - Shelf NK Th erapy Conver t s Patien t ’s Resting NK cells in t o Cancer Kill i ng me m ory like NK cells f o r Oncolo g y 32

INmuneBio
INKmune™
in Oncology

Natural Killer (NK) cells play a critical role in eliminating cancer cells

- ✓ NK cells are principal anti-tumor cells in innate immune system
- ✓ 5-15% of the circulating lymphocytes
- ✓ **Primed NK cells are capable of high cytotoxicity against tumors without prior sensitization**
- ✓ Capable of triggering and expanding adaptive immune responses against targeted tumor cells


NK cells
T cells
Anti-Tumor Cytotoxic Immunity

Karvouni M, et al. *Front Immunol.* 2022;13:825979

33

INmuneBio
INKmune™
in Oncology

NK cell cytotoxicity is a predictor of survival in myelodysplastic syndrome

Greater NK-mediated cell function in long-term survivors


Patients with MDS/AML
% K562 Lysis
50
45
40
35
30
25
20
15
10
5
0
NO
YES
Alive >2yrs

Better NK cytotoxicity correlates with increased survival


Overall Surviva
100
90
80
70
60
50
40
30
20
NK-cytotoxicity above a critical th
p=0.01
Severe impairment
of NK-cytotoxicity
0
10
20
30
40
50
60
70
80
Time - Months

Tsirogianni M, et al. *Leukemia & Lymphoma.* 2019;60(10):2457-2463.

34

INmuneBio
INKmune™
in Oncology

Why don't NK cells kill cancer cells more effectively?

1. **INSUFFICIENT ACTIVATION**
   Resting NK cells are not sufficiently activated by NK-resistant cancer cells

2. **TUMOR-MEDIATED INHIBITION**
   Tumors release factors that inhibit NK cell activity

Activated NK cells can kill cancer cells effectively


NK
activators
resting NK
(rNK)
tumor primed NK
(tpNK)

Karvouni M, et al. *Front Immunol.* 2022;13:825979

35

36 Many NK cell - based immunotherapy approaches are being tested i n Onco l o g y i n Onco l o g y 1. Adoptive NK cellular therapy 2. Cytokine activation ex - vivo and in - vivo 3. Chimeric antigen receptor (CAR - NK) 4. mAb inhibition of NK inhibitor receptors 5. Checkpoint inhibitors Paul S, Lal G. Front Immunol. 2017;8:1124

Several NK cell - based immunotherapies have serious limitations i n Onco l o g y i n Onco l o g y 37 ᤵ Poor activation of NK cells by single cytokine signal  suboptimal efficacy ᤵ Toxic side effects ( in vivo cytokine therapy) ᤵ Requirement for lymphopenia  risk of infection (adoptive transfer) ᤵ Short - lived therapeutic persistence  requires frequent dosing ᤵ Complex and expensive manufacturing

Re - equilibrating the immune system in cancer i n Onco l o g y i n Onco l o g y INKmune  • Is a proprietary cell line that when given directly to patients delivers essential priming signals to ”turn on” NK cells to become tumor killing memory - like NK cells. 38

How does INKmune Œ prime NK cells to kill cancer cells? i n Onco l o g y i n Onco l o g y 39 1. Robustly activates resting NK to tpNK cells via multiple signals similar to using a combination of at least 3 cytokines in combination (IL - 12, IL - 15, IL - 18) 2. Increases avidity of binding of tpNK cells to tumor target cells to overcome inhibition 3. Prolongs therapeutic persistence by concomitant activation of resting NK cells 4. Enhances NK cell survival by upregulating nutrient receptors and mitochondrial survival proteins INKmu n e  :

40 INKmune Œ stimulates differentiation of resting NK cells to m e m o r y - l i k e N K c e ll s i n Onco l o g y i n Onco l o g y INKmune - primed NK cells (TpNK) are phenotypically comparable to cytokine - induced memory - like NK cells 0 5000 10000 NK G 2 C I F e M 0 10000 20000 30000 40000 NK G 2 D M e F I 0 10000 20000 30000 15000 N K G 2 A M eF I 0 20000 40000 60000 80000 C D9 4 I F e M ) ) ) ) 0 N K 0 N K 0 ) y 0 K y 0 N K a y T p a y T p a y N K d a p N d a T p ( d ( d ( d T p K ( T K ( K N K K r N r N r N r r N 0 5000 10000 15000 20000 C D1 6 I F e M INKmune Generates Memory - Like NK Cells Without Use of IL - 12, IL - 15 and IL - 18 CD 16 CD 94 N K G 2 A N K G 2 D N K G 2 C r N K t p NK r N K t p NK r N K t p NK r N K t p NK M eF I r N K t p NK Cytokine Cocktail (IL - 12 + IL - 15 IL - 18) Generates Memory - Like NK Cells Romee R, et al. Scientifica . 2014;205796

41 INKmune Œ Increases Avidity of NK Cell Binding to Tumor Cells i n Onco l o g y i n Onco l o g y 0 20 0 80 0 100 0 400 600 rForce (pN) 0 2 0 4 0 6 0 8 0 % N K C e l l s B ou n d A v i d ity of tu m or ce ll b i n d i n g by re s ti n g a nd pri m e d NK ce l ls SK - OV - 3 (n=3) 5 min 100 resting NK TpNK - INKmune primed NK NK IL - 2 N K - I L - 1 5 ▪ Appropriate priming permits NK cells to kill otherwise NK - resistant tumor cells • rNK bind weakly to NK - resistant SKOV - 3 ovarian cancer cells and do not lyse them. • IL - 2 primed NK bind more strongly but do not lyse SKOV - 3 • IL - 15 priming and INKmune priming generates NK able to bind with high avidity and lyse SKOV - 3 cells

INmuneBio
INKmune™
in Oncology

INKmune™ priming allows NK to kill NK-resistant tumor cells even in the hypoxia of the TME


NK added
INKmune added
xCelligence in hypoxia
Real-Time Cytolysis Plot
% Cytolysis
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
24.0
36.0
48.0
60.0
72.0
84.0
Time (hr Post-Treatment)
TpNK 5:1
rNK 20:1

- SKOV-3 tumor cells establish active growth in 1% O2 for 24h before addition of rNK cells
- 12h later, INKmune is added to 50% of cultures (light green)
- RNK cells do not lyse SKOV-3
- The SKOV-3 cells are killed by TpNK during dynamic growth in hypoxia

- **Appropriate priming permits NK cells to kill otherwise NK-resistant tumor cells, even in hypoxia**

INKmune™
in Oncology

INKmune™ improves NK fitness

by activating critical genes and pathways for enhanced NK function / survival

INB16 upregulates 522 genes distinct from IL2 – including CD70, CXCL10, Stat5

INB16 upregulates 1461 proteins distinct from IL15 – including TIMM29, USP20

Target cell lysis proteins
INB16 upregulates the same proteins as IL15


log2 protein fold change
2
0
-2
Untreated
IL-15
INB16
Treatment
S100A12
LTF
PGLYRP1
DEFA1
LYZ
ROMO1
H2BC12
DEFA3
DCD
RPL30
DEFA4
GNLY
RPS19
HMGN2
GAPDH

Mitochondrial survival proteins
INB16 upregulates significantly more than IL15


log2 protein fold change
2
1
0
Untreated
IL-15
INB16
Treatment
GATB
GATC
GFM2
HARS1
HARS2
LARS2
MRPL10
MRPL18
MRPL2
MRPL23
MRPL47
MRPL51
MRPL57
MRPS11
MRPS12
MRPS15
MRPS16
MRPS17
MRPS18A
MRPS18B
MRPS18C
MRPS2
MRPS21
MRPS24
MRPS34
MRPS6
MRPS7
NDUFA7
NOA1
PTCD3
QRSL1
RARS2

43

INKmune Œ Phase 1 study: First patient to have completed treatment i n Onco l o g y Persistence of activated tumor - killing memory - like NK cells in blood at 119 days 44

B u t i s I N K m u n e Œ s a f e ? i n Onco l o g y i n Onco l o g y 45 1. Does not require lymphopenia be induced first unlike adoptive transfer of NK cells 2. Does not have side effects associated with cytokine therapy since it does not contain cytokines 3. Activation of NK cells has been very well tolerated 4. No SAE/R reported despite heavily pre - treated patients 5. INKmune is replication incompetent and does not engraft

INKmune™
in Oncology

cGMP MANUFACTURING – DOABLE VS PRACTICAL…

Many NK Manufacturing Approaches



1 Collect & Isolate
2 Activate
3 Engineer
4 Expand
5 Cryopreserve
6 Thaw & Administer

DRUG PRODUCT



MFG Process 2

500 liter bioreactor



Billions of iPSC CLP
+ differentiating cytokines



Billions of iPSC-NK
+ gene editing (x1 x2 x3 x4???)



DRUG PRODUCT

INKmune™

500 liter bioreactor
1 batch = **15,000 patient doses**



DRUG PRODUCT



Development Plan –
US site in 2023/4:
4 x bioreactors in 4000 sqft ISO7 facility inc QC
15 staff in manufacture & QC

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Thank you H A R N E SS I N G T H E P O W E R O F T H E I NN A T E I MM U N E S Y S T E M 47

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49 T N F b i o l o g y i s c o m p l i c a t e d : t w o l i g a n d s w i t h o pp o s i t e e ff e c t s 49

XPRO is very different from currently available drugs

Precise neutralization of the TNF ligand that drives disease

- **Soluble TNF** (sTNF): "bad" TNF that is known to cause acute and chronic inflammation and cell death
- **Transmembrane TNF** (tmTNF): "good" TNF improves the immune response, is neuroprotective and promotes remyelination



Approved TNF inhibitors block both cytokines
Soluble TNF ('sTNF') BAD
Transmembrane-bound ('tmTNF') GOOD
TNFR1
TNFR2
Internalization

Adapted from MacEwan et al 2002

CONFIDENTIAL
5

51 Safety side effects of non - selective TNF blockade are all from b l o c k i n g t m T N F Co n seq u enc e s of b l ocking tmTNF: ▪ Infection ▪ Cancer ▪ Demyelination 51

XPRO is very different from currently available drugs

Precise neutralization of the TNF ligand that drives disease

XPro blocks solTNF

- **Soluble TNF** (sTNF): "bad" TNF that is known to cause acute and chronic inflammation and cell death
- **Transmembrane TNF** (tmTNF): "good" TNF improves the immune response, is neuroprotective and promotes remyelination



Soluble TNF ('sTNF')
BAD
Transmembrane-bound ('tmTNF') GOOD
TNFR1
Internalization
TNFR2

Adapted from MacEwan et al 2002

CONFIDENTIAL
5

St e e d e t a l 20 0 3 XPro1595 is id e n t ical to t h e h u man so l uble TNF mono m er wi t h the exce p t i on of mu t a t io n s in the recep t or bindi n g do m ain a n d ano t h e r for p e gyla tio n . 53 XPro1595: a selective inhibitor of ONLY soluble TNF XPRO: a TNF inhibitor designed to treat neurologic disease

XPRO unique M e c h a n i s m o f A c t i o n 54

Successful Phase 1b trial: AD patients with biomarkers of inflammation (ADi)

DESIGN

- Open-label Multiple dosing cohorts (0.3, 0.6, 1.0 mg/kg)
- Weekly XPro1595™ SubQ injections for 3 months
- Biomarkers assessed at 0 and 12 weeks

Inclusion

- AD Diagnosis
- Biomarkers of inflammation
  - (CRP, ESR, HgbA1c, APOE4)

STUDY GOALS

- Demonstrate peripheral administration of XPro1595 reduces biomarkers of neuroinflammation and neurodegeneration, dose identification, did our ADi biomarkers identify patients with neuroinflammation

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